Exhibit 99.1 ADVANCING REGENERATIVE MEDICINE TREATMENT THROUGH PLACENTAL SCIENCE Raymond James Human Health Innovation Conference June 23, 2021 1Exhibit 99.1 ADVANCING REGENERATIVE MEDICINE TREATMENT THROUGH PLACENTAL SCIENCE Raymond James Human Health Innovation Conference June 23, 2021 1

DISCLAIMER & CAUTIONARY STATEMENTS Important Cautionary Statement This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Such forward-looking statements include statements regarding: • expectations regarding the timing and results of clinical trials, the timing and results of future regulatory filings, the potential to receive revenue from future products, and the timing and magnitude of such revenue; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; the Company may change its plans due to unforeseen circumstances, to conduct additional analyses, or for other reasons, and delay or alter the timeline for future trials, analyses, or public announcements; the future market for such products depends on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • plans for expansion outside of the U.S.; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain adequate reimbursement for the use of such products may not be obtained on a timely basis or at all; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition or as a platform for regenerative medicine; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; and • expectations regarding trends and growth, including expectations for growth in the wound care business, and the future growth potential and structure of the business; such expectations depend upon most or all of the above factors. Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation or report and the Company assumes no obligation to update any forward-looking statement. 2DISCLAIMER & CAUTIONARY STATEMENTS Important Cautionary Statement This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Such forward-looking statements include statements regarding: • expectations regarding the timing and results of clinical trials, the timing and results of future regulatory filings, the potential to receive revenue from future products, and the timing and magnitude of such revenue; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; the Company may change its plans due to unforeseen circumstances, to conduct additional analyses, or for other reasons, and delay or alter the timeline for future trials, analyses, or public announcements; the future market for such products depends on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • plans for expansion outside of the U.S.; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain adequate reimbursement for the use of such products may not be obtained on a timely basis or at all; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition or as a platform for regenerative medicine; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; and • expectations regarding trends and growth, including expectations for growth in the wound care business, and the future growth potential and structure of the business; such expectations depend upon most or all of the above factors. Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation or report and the Company assumes no obligation to update any forward-looking statement. 2

INDUSTRY LEADER IN UTILIZING AMNIOTIC TISSUE AS A PLATFORM FOR REGENERATIVE MEDICINE Promising Late- Base Business Stage Pipeline Advanced Wound Care Musculoskeletal Distinct drivers of significant shareholder value with current and future growth potential 3INDUSTRY LEADER IN UTILIZING AMNIOTIC TISSUE AS A PLATFORM FOR REGENERATIVE MEDICINE Promising Late- Base Business Stage Pipeline Advanced Wound Care Musculoskeletal Distinct drivers of significant shareholder value with current and future growth potential 3

BASE BUSINESS HAS STABILIZED AND IS NOW POSITIONED FOR GROWTH Net Sales ($M) 2,3 Section 361 vs. Section 351 Sales Breakdown (2.9%) 2020 1Q21 $76 $69 $64 $62 $60 13% 14% $54 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 87% 86% 1 Adjusted Net Sales ($M) +4.2% Section 351 Sales Section 361 Sales $68 $68 $63 $60 $57 $52 1Q 2021 TTM Sales by Care Setting 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 3 In-patient Advanced Wound Care/Section 361 Net Sales 29% Private +6.2% Office 31% $59 Out-patient $56 $55 $52 $49 $46 29% Other 11% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 (1) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Refer to Appendix for more information and reconciliation to the nearest GAAP measure; (2) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. 4 (3) Non-GAAP. Please refer to slide 23 for a reconciliation to GAAP.BASE BUSINESS HAS STABILIZED AND IS NOW POSITIONED FOR GROWTH Net Sales ($M) 2,3 Section 361 vs. Section 351 Sales Breakdown (2.9%) 2020 1Q21 $76 $69 $64 $62 $60 13% 14% $54 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 87% 86% 1 Adjusted Net Sales ($M) +4.2% Section 351 Sales Section 361 Sales $68 $68 $63 $60 $57 $52 1Q 2021 TTM Sales by Care Setting 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 3 In-patient Advanced Wound Care/Section 361 Net Sales 29% Private +6.2% Office 31% $59 Out-patient $56 $55 $52 $49 $46 29% Other 11% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 (1) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Refer to Appendix for more information and reconciliation to the nearest GAAP measure; (2) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. 4 (3) Non-GAAP. Please refer to slide 23 for a reconciliation to GAAP.

CLEAR STRATEGY FOR VALUE CREATION

Industry leading base business with high gross margins provides foundation for long-term, stable growth, fueling late-stage pipeline

- Targeting 10%+ growth in base advanced wound care business
- Japan approval received June 2021, providing foundation for further international expansion
- Contribution from late-stage pipeline anticipated in 2023; Potential blockbuster drug reaching the market in 2025 / 2026
- Long-term view anticipates additional large-scale markets leveraging platform technology


Base Business
International
Pipeline
Base Business
2021
Japan
Base Business
2022
Plantar Fasciitis
Japan
Base Business
2023
Outside US
Plantar Fasciitis
Japan
Base Business
2024
Knee OA
Outside US
Plantar Fasciitis
Japan
Base Business
2025+

OUS = Outside United States. Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

5

THE PLACENTA IS A SOPHISTICATED BIOLOGICAL SYSTEM THAT SUPPORTS GROWTH AND HEALING

Known Properties of Amniotic Tissue[1]

- Regulator of angiogenesis[2]
- Modulates inflammation
- Barrier membrane
- Inhibitor of fibrosis and scars
- Promoter of epithelialization[3]
- Non-immunogenic material



Our library of peer-reviewed literature provides MIMEDX with a critical advantage for the future development of novel therapeutics

(1) N. G. Fairbairn, M. A. Randolph, R. W. Redmond, J Plast Reconstr Aesthet Surg. 2014 May; 67(5): 662-675. Published online 2014 Jan 31. doi: 10.1016/j.bjps.2014.01.031; (2) Angiogenesis is the formation of new blood vessels. This process involves the migration, growth, and differentiation of endothelial cells, which line the inside wall of blood vessels; (3) Epithelialization is an essential component of wound healing used as a defining parameter of a successful wound closure.

6

MIMEDX

® PURION PROCESSED DEHYDRATED HUMAN AMNION CHORION MEMBRANE (dHACM) The Company’s early work characterized the core properties of our technology, including the identification of regulatory proteins and basic biological functions, such as cellular proliferation, migration, and biosynthesis 1-3 Non-viable cells preserved • Not ‘acellular’ • Structurally intact • Bioactive 1-3 Extracellular matrix intact • Collagens I, III, IV, V, VII • Laminin, fibronectin, proteoglycans 1-3 Biological activity preserved • Growth factors, cytokines, chemokines (1) Koob TJ, Lim JJ, Massee M, Zabek N, Denozière G. Properties of dehydrated human amnion/chorion composite grafts: implications for wound repair and soft tissue regeneration. J Biomed Mater Res B Appl Biomater. 2014 Aug;102(6):1353-62. (2) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. (3) Koob TJ, Lim JJ, Massee M, Zabek N, Rennert R, Gurtner G, Li 7 WW. Angiogenic properties of dehydrated human amnion/chorion allografts: therapeutic potential for soft tissue repair and regeneration. Vasc Cell. 2014 May 1; 6:10.® PURION PROCESSED DEHYDRATED HUMAN AMNION CHORION MEMBRANE (dHACM) The Company’s early work characterized the core properties of our technology, including the identification of regulatory proteins and basic biological functions, such as cellular proliferation, migration, and biosynthesis 1-3 Non-viable cells preserved • Not ‘acellular’ • Structurally intact • Bioactive 1-3 Extracellular matrix intact • Collagens I, III, IV, V, VII • Laminin, fibronectin, proteoglycans 1-3 Biological activity preserved • Growth factors, cytokines, chemokines (1) Koob TJ, Lim JJ, Massee M, Zabek N, Denozière G. Properties of dehydrated human amnion/chorion composite grafts: implications for wound repair and soft tissue regeneration. J Biomed Mater Res B Appl Biomater. 2014 Aug;102(6):1353-62. (2) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. (3) Koob TJ, Lim JJ, Massee M, Zabek N, Rennert R, Gurtner G, Li 7 WW. Angiogenic properties of dehydrated human amnion/chorion allografts: therapeutic potential for soft tissue repair and regeneration. Vasc Cell. 2014 May 1; 6:10.

VERSATILE PLATFORM WITH BROAD POTENTIAL ACROSS MULTIPLE APPLICATIONS


Amniotic Sac
Chorion
Amnion
Chorionic Plate
Umbilical Cord
Placenta

Amnion/Chorion

Applications[1]:

- Acute & Chronic Wounds
- Diabetic Foot Ulcers
- Venous Leg Ulcers



Umbilical Cord

Applications[1]:

- Acute & Chronic Wounds
- Diabetic Foot Ulcers
- Venous Leg Ulcers



Placental Tissue Matrix

Indications[2]:

- Soft Tissue Defects



Injectable Amnion/Chorion

Indications[2]:

- Musculoskeletal & Sports Medicine:
  - Knee Osteoarthritis
  - Plantar Fasciitis
- Advanced Wound Care:
  - Chronic Wounds
  - Surgical Incisions



(1) 361 HCT/Ps (Human Cell Tissue/ Products) for homologous use only; HCT/P is intended for homologous use only, as reflected by the labeling, advertising, or other indications of the manufacturer's objective intent. As defined in 21 CFR 1271.3(c), homologous use means the repair, reconstruction, replacement, or supplementation of a recipient's cells or tissues with an HCT/P that performs the same basic function or functions in the recipient as in the donor. (2) Clinical trials in planning or underway; Final indication for use to be confirmed at FDA product approval.

8

MIMEDX

INVESTING HEAVILY IN PROMISING LATE-STAGE PIPELINE WITH SIGNIFICANT GROWTH OPPORTUNITIES

MUSCULOSKELETAL/SPORTS MEDICINE

Indication	Stage	Milestone
Plantar Fasciitis (PF)	PHASE 3	**1H 2022** Est. BLA filing
Achilles Tendonitis (AT)	PHASE 3	*
Knee Osteoarthritis (OA)	PHASE 2B	**2H 2024 / 1H2025** Est. BLA filing

ADVANCED WOUND CARE

Indication	Stage	Milestone
Chronic Cutaneous Ulcers	PRE-CLINICAL	**1H 2021** IND allowed to proceed
Surgical Incisions	PRE-CLINICAL	**1H 2021** IND allowed to proceed
Soft Tissue Defects	PRE-CLINICAL	**1H 2021** Est. IND/IDE filing

* The Company does not anticipate pursuing a BLA for Achilles Tendonitis at this time; Anticipate safety data can be used from the trial to supplement the data package for other clinical indications underway and inform future clinical indications under consideration

IDE= Investigational Device Exemption; According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

9

MIMEDX

MORE THAN 300 REGULATORY FACTORS ARE 1-3 ® PRESERVED IN PURION PROCESSED dHACM (1) Koob TJ, Lim JJ, Zabek N, Massee M. Cytokines in single layer amnion allografts compared to multilayer amnion/chorion allografts for wound healing. J Biomed Mater Res B Appl Biomater. 2015 Jul;103(5):1133-40.; (2) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. (3) MiMedx 10 Research Report, MM-RD-00072, Proteome Characterization of MiMedx Placental Tissue Products.MORE THAN 300 REGULATORY FACTORS ARE 1-3 ® PRESERVED IN PURION PROCESSED dHACM (1) Koob TJ, Lim JJ, Zabek N, Massee M. Cytokines in single layer amnion allografts compared to multilayer amnion/chorion allografts for wound healing. J Biomed Mater Res B Appl Biomater. 2015 Jul;103(5):1133-40.; (2) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. (3) MiMedx 10 Research Report, MM-RD-00072, Proteome Characterization of MiMedx Placental Tissue Products.

dHACM CONTAINS A COMPLEX VARIETY OF MATRIX COMPONENTS AND REGULATORY 1 PROTEINS MMP = matrix metalloproteinase TIMPs = Tissue Inhibitors of matrix metalloproteinase (1) Lei J, Priddy LB, Lim JJ, Massee M, Koob TJ. Identification of extracellular matrix components and biological factors in micronized dehydrated human amnion/chorion membrane. Adv Wound Care. 2017;6(2):43-53. 11dHACM CONTAINS A COMPLEX VARIETY OF MATRIX COMPONENTS AND REGULATORY 1 PROTEINS MMP = matrix metalloproteinase TIMPs = Tissue Inhibitors of matrix metalloproteinase (1) Lei J, Priddy LB, Lim JJ, Massee M, Koob TJ. Identification of extracellular matrix components and biological factors in micronized dehydrated human amnion/chorion membrane. Adv Wound Care. 2017;6(2):43-53. 11

GROWTH FACTORS CONTAINED WITHIN 1 dHACM ARE RELEASED OVER TIME Method Combine Incubate Centrifuge Analyze dHACM Soluble 24 Hours growth factors Growth factors Saline bound in the matrix Solution @ 4C° Results Determined by ELISA Assay (N=5) PDGF-AA 13% 87% PDGF-BB 4% 96% bFGF 44% 56% TGF-ß1 24% 76% EGF 63% 37% (1) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. 12GROWTH FACTORS CONTAINED WITHIN 1 dHACM ARE RELEASED OVER TIME Method Combine Incubate Centrifuge Analyze dHACM Soluble 24 Hours growth factors Growth factors Saline bound in the matrix Solution @ 4C° Results Determined by ELISA Assay (N=5) PDGF-AA 13% 87% PDGF-BB 4% 96% bFGF 44% 56% TGF-ß1 24% 76% EGF 63% 37% (1) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. 12

dHACM SUPPORTS THE RECRUITMENT & PROLIFERATION OF MULTIPLE REPARATIVE CELL TYPES

dHACM +

- Fibroblasts
- Endothelial Cells
- Epithelial Cells
- HSCs
- bmMSCs
- ADSCs (Healthy & Diabetic Type I, II)

=

- **Migration**
- **Proliferation**
- **Biosynthesis**

- Signals released from dHACM create a chemotactic gradient to recruit cells to the allograft[1-8]
- Growth factors released from dHACM promote increases in cell number to amplify the response; Regulatory proteins direct the function of these cells to promote healing[1-8]
- These observations were made in both normal and diseased cells *in vitro*[1-8]

(1) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. (2) Koob TJ, Lim JJ, Massee M, Zabek N, Rennert R, Gurtner G, Li WW. Angiogenic properties of dehydrated human amnion/chorion allografts: therapeutic potential for soft tissue repair and regeneration. Vasc Cell. 2014 May 1;6:10. (3) Maan ZN, Rennert RC, Koob TJ, Januszyk M, Li WW, Gurtner GC. Cell recruitment by amnion chorion grafts promotes neovascularization. J Surg Res. 2015 Feb;193(2):953-62. (4) Koob TJ, Lim JJ, Massee M, Zabek N, Denozière G. Properties of dehydrated human amnion/chorion composite grafts: implications for wound repair and soft tissue regeneration. J Biomed Mater Res B Appl Biomater. 2014 Aug;102(6):1353-62. (5) Koob TJ, Lim JJ, Zabek N, Massee M. Cytokines in single layer amnion allografts compared to multilayer amnion/chorion allografts for wound healing. J Biomed Mater Res B Appl Biomater. 2015 Jul;103(5):1133-40. (6) Willett NJ, Thote T, Lin AS, Moran S, Raji Y, Sridaran S, Stevens HY, Guldberg RE. Intra-articular injection of micronized dehydrated human amnion/chorion membrane attenuates osteoarthritis development. Arthritis Res Ther. 2014 Feb 6;16(1):R47. (7) Massee M, Chinn K, Lei J, Lim JJ, Young CS, Koob TJ. Dehydrated human amnion/chorion membrane regulates stem cell activity in vitro. J Biomed Mater Res B Appl Biomater. 2016 Oct;104(7):1495-503. (8) Massee M, Chinn K, Lim JJ, Godwin L, Young CS, Koob TJ. Type I and II Diabetic Adipose-Derived Stem Cells Respond In Vitro to Dehydrated Human Amnion/Chorion Membrane Allograft Treatment by Increasing Proliferation, Migration, and Altering Cytokine Secretion. Adv Wound Care (New Rochelle). 2016 Feb 1;5(2):43-54.

13

MIMEDX

dHACM EFFECTIVELY DEMONSTRATED PREFERENTIAL RECRUITMENT OF STEM CELLS 1 IN A MOUSE PARABIOSIS MODEL GFP+ cells travel through Surgically join skin so mice All cells in GFP mouse circulation to normal mouse, fluoresce green share blood circulation = exit blood and migrate “parabiosis” toward chemotactic implants Data support previous in vitro evidence that dHACM actively recruits cells to the site of application (1) Maan ZN, Rennert RC, Koob TJ, Januszyk M, Li WW, Gurtner GC. Cell recruitment by amnion chorion grafts promotes neovascularization. J Surg Res. 2015 Feb; 193(2):953-62. 14dHACM EFFECTIVELY DEMONSTRATED PREFERENTIAL RECRUITMENT OF STEM CELLS 1 IN A MOUSE PARABIOSIS MODEL GFP+ cells travel through Surgically join skin so mice All cells in GFP mouse circulation to normal mouse, fluoresce green share blood circulation = exit blood and migrate “parabiosis” toward chemotactic implants Data support previous in vitro evidence that dHACM actively recruits cells to the site of application (1) Maan ZN, Rennert RC, Koob TJ, Januszyk M, Li WW, Gurtner GC. Cell recruitment by amnion chorion grafts promotes neovascularization. J Surg Res. 2015 Feb; 193(2):953-62. 14

dHACM PROMOTES PRODUCTION OF HYALURONIC ACID (HA) BY HUMAN SYNOVIOCYTES ACROSS NORMAL, OA AND RA CELL TYPES[1]

Deficient cells respond to dHACM by stimulating production of necessary components (HA)


A
HAs1 Gene Expression
B
HAs2 Gene Expression
C
HA Production
Normal HFLS
OA HFLS
RA HFLS
D
E
F
G
H
I
Fold Regulation (ddCt)
HA (ng/mL*cell)
Basal
Complete
1 mg/mL
10 mg/mL

Purion processed dHACM could be potentially effective for treatment of joint diseases due to the multitude of bioactive growth factors and inhibitors retained within the tissue

(1) Lei J, Priddy LB, Lim JJ, Koob TJ. Dehydrated Human Amnion/Chorion Membrane (dHACM) Allografts as a Therapy for Orthopedic Tissue Repair. Techniques in Orthopaedics. 2017. DOI: 10.1097/BTO.0000000000000229.

15

MIMEDX

mdHACM PROTECTS CARTILAGE DEGRADATION *IN VIVO* FOLLOWING INTRA-ARTICULAR INJECTION[1]

Medial Meniscal Transection Model to Induce OA


MMT Surgery
Injection
Contrast Enhanced µCT
CA4+ cationic contrast agent

mdHACM Injected into Joints with Induced OA


(A)
Saline Control
AmnioFix
(B)
Safranin O
EPIC-µCT
Occurrence of Defects
Saline
AmnioFix
Saline
AmnioFix
Erosions
Lesions
1mm

- Confirmed OA in saline-treated joints
- Histology confirmed presence of particles at day 3 and 21
- No differences in cartilage observed at day 3
- Micronized injections significantly reduced erosions and prevented lesion formation at day 21

Data suggest that intra-articular delivery of mdHACM may have a therapeutic effect on OA development

(1) Willett NJ, Thote T, Lin ASP, Moran S, Raji Y, Sridaran S, Stevens HY, Guldberg RE. Intra-articular injection of micronized dehydrated human amnion/chorion membrane attenuates osteoarthritis development. *Arthritis Research & Therapy*. 2014;16(1):R47.

16

MIMEDX

THE BLA PROCESS IS LENGTHY AND REQUIRES CAREFUL PLANNING AND COORDINATION WITH THE FDA

MIMEDX has assembled the right Board and Management Team with the relevant clinical, scientific and regulatory expertise required to navigate the BLA pathway

Industry – FDA Interactions During Development



Basic Research
Prototype Design or Discovery
Preclinical Development
Clinical Development
Phase 1
Phase 2
Phase 3
FDA Filing / Approval & Launch Preparation
Industry – FDA Interactions During Development
Pre-IND Meeting
Initial IND Submissions
End of Phase 2 Meeting
Pre-BLA or NDA Meeting
Market Application Submissions
120 Day Safety Update
IND Review Phase and Ongoing Submissions
Application Review Phase
Dimensions
Safety
Material Selection Structure Activity Relationship
In Vitro and Animal Testing
Human and Animal Testing
Safety Follow Up
Medical Utility
In Vitro and Computer Model Evaluation
In Vitro and Animal Models
Human Efficacy Evaluation
Industrial-ization
Physical Design
Characterization Small-Scale Production
Manufacturing Scale-up Refined Specifications
Mass Production

17

MIMEDX

INDUSTRY LEADER IN UTILIZING AMNIOTIC TISSUE AS A PLATFORM FOR REGENERATIVE MEDICINE Promising Late- Base Business Stage Pipeline Advanced Wound Care Musculoskeletal Distinct drivers of significant shareholder value with current and future growth potential 18INDUSTRY LEADER IN UTILIZING AMNIOTIC TISSUE AS A PLATFORM FOR REGENERATIVE MEDICINE Promising Late- Base Business Stage Pipeline Advanced Wound Care Musculoskeletal Distinct drivers of significant shareholder value with current and future growth potential 18

APPENDIX 19APPENDIX 19

SUMMARY BALANCE SHEETS

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Assets						
Cash and Cash Equivalents	69.1	53.5	48.2	109.6	95.8	84.7
Accounts Receivable, net	32.3	31.9	30.1	33.0	35.4	35.4
Inventory, net	9.1	9.2	10.6	11.0	10.4	11.6
Other Current Assets	12.7	21.2	18.7	17.9	19.0	18.3
Total Current Assets	**123.2**	**115.9**	**107.6**	**171.5**	**160.6**	**150.0**
Property and Equipment	12.3	11.8	10.8	10.3	11.4	11.0
Other Assets	31.6	31.2	32.5	31.5	30.0	29.8
Total Assets	**167.2**	**158.9**	**150.9**	**213.3**	**202.0**	**190.8**
Liabilities and Stockholders' Equity (Deficit)						
Current Liabilities	67.3	63.7	63.7	57.3	59.2	55.4
Long Term Debt, net	61.9	61.6	61.5	47.6	47.7	47.8
Other Liabilities	3.5	3.2	2.9	4.4	3.7	3.6
Total Liabilities	**132.8**	**128.6**	**128.1**	**109.3**	**110.6**	**106.8**
Convertible Preferred Stock	0.0	0.0	0.0	91.1	91.6	92.0
Stockholders' Equity (Deficit)	34.4	30.3	22.9	12.9	(0.2)	(8.0)
Total Liabilities and Stockholders' Equity (Deficit)	**167.2**	**158.9**	**150.9**	**213.3**	**202.0**	**190.8**

20

MIMEDX

SUMMARY INCOME STATEMENTS

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Sales	76.4	61.7	53.6	64.3	68.5	60.0
Cost of Sales	12.7	10.0	8.2	10.3	10.8	9.7
Gross Profit	**63.7**	**51.7**	**45.4**	**54.0**	**57.7**	**50.3**
Research & Development	2.7	2.7	2.3	3.4	3.4	4.3
Selling, General, and Administrative	45.4	46.9	37.3	48.0	48.7	45.4
Investigation, Restatement, and Related	20.1	15.6	11.4	12.0	20.4	7.2
Amortization of Intangible Assets	0.3	0.3	0.3	0.3	0.3	0.2
Impairment of Intangible Assets	0.0	0.0	0.0	0.0	1.0	0.0
Operating Loss	**(4.9)**	**(13.7)**	**(5.9)**	**(9.7)**	**(16.1)**	**(6.8)**
Loss on extinguishment of debt	0.0	0.0	0.0	(8.2)	0.0	0.0
Interest Expense, net	(2.4)	(2.4)	(2.6)	(1.5)	(1.5)	(1.5)
Pretax Loss	**(7.3)**	**(16.1)**	**(8.4)**	**(19.4)**	**(17.6)**	**(8.3)**
Income Tax Provision (Expense) Benefit	(0.2)	11.3	0.0	0.0	1.0	(0.1)
Net Loss	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**

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MIMEDX

SUMMARY CASH FLOW STATEMENTS

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Loss	(7.5)	(4.8)	(8.5)	(19.4)	(16.6)	(8.4)
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2
Depreciation	1.6	1.5	1.4	1.5	1.3	1.2
Other Non-Cash Effects	1.2	1.2	1.3	9.5	1.7	1.1
Changes in Assets	(14.2)	(8.2)	2.9	(1.8)	(6.2)	0.1
Changes in Liabilities	(7.0)	(5.3)	(4.7)	1.9	5.5	(3.9)
Net Cash Flows Used in Operating Activities	**(23.1)**	**(12.3)**	**(3.1)**	**(4.6)**	**(10.4)**	**(6.7)**
Purchases of Property and Equipment	(0.7)	(1.0)	(0.4)	(0.7)	(2.2)	(1.9)
Patent Application Costs	(0.1)	(0.1)	(0.1)	0.0	(0.1)	(0.2)
Net Cash Flows Used in Investing Activities	**(0.8)**	**(1.1)**	**(0.5)**	**(0.7)**	**(2.3)**	**(2.1)**
Preferred Stock Net Proceeds	0.0	0.0	0.0	93.4	(0.8)	0.0
Proceeds from Term Loan	0.0	0.0	10.0	49.5	0.0	0.0
Repayment of Term Loan	(0.9)	(0.9)	(10.9)	(72.0)	0.0	0.0
Prepayment Premium on Term Loan	0.0	0.0	0.0	(1.4)	0.0	0.0
Deferred Financing Cost	0.0	0.0	0.0	(2.8)	(0.3)	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.2)	(1.5)	(0.8)	(0.1)	0.0	(3.2)
Proceeds from Exercise of Stock Options	0.0	0.3	0.0	0.1	0.0	0.9
Net Cash Flows (Used in) Provided By Financing Activities	**(1.1)**	**(2.2)**	**(1.8)**	**66.7**	**(1.1)**	**(2.3)**
Beginning Cash Balance	94.1	69.1	53.5	48.2	109.6	95.8
Change in Cash	(25.1)	(15.5)	(5.3)	61.4	(13.8)	(11.1)
Ending Cash Balance	**69.1**	**53.5**	**48.2**	**109.6**	**95.8**	**84.7**

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REVENUE DETAIL

($ millions)	QUARTER						TRAILING 12 MONTHS		
	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	3Q20	4Q20	1Q21
Advanced Wound Care /Section 361[1]	56.2	48.5	45.8	55.1	59.3	51.5	205.6	208.7	211.7
Section 351[1]	12.0	8.7	6.1	8.2	8.7	8.2	35.0	31.7	31.2
Adjusted Net Sales[2]	**68.2**	**57.2**	**51.9**	**63.3**	**68.0**	**59.7**	**240.6**	**240.4**	**242.9**
Revenue Transition Impact[3]	8.2	4.5	1.7	1.0	0.5	0.3	15.4	7.7	3.5
Net Sales	**$76.4**	**$61.7**	**$53.6**	**$64.3**	**$68.5**	**$60.0**	**$256.0**	**$248.1**	**$246.4**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

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NON-GAAP METRICS RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Sales – Reported	$ 76.4	$ 61.7	$ 53.6	$ 64.3	$ 68.5	$ 60.0
Less: Revenue Transition Impact[1]	8.2	4.5	1.7	1.0	0.5	0.3
Adjusted Net Sales	**$ 68.2**	**$ 57.2**	**$ 51.9**	**$ 63.3**	**$ 68.0**	**$ 59.7**
Gross Profit	$ 63.7	$ 51.7	$ 45.4	$ 54.0	$ 57.7	$ 50.3
Less: Revenue Transition Impact[1]	7.1	3.9	1.5	0.9	0.4	0.2
Adjusted Gross Profit	**$ 56.6**	**$ 47.8**	**$ 44.0**	**$ 53.1**	**$ 57.3**	**$ 50.1**
Adjusted Gross Margin	**83.0%**	**83.6%**	**84.8%**	**83.9%**	**84.2%**	**83.9%**
Adjusted EBITDA	$ 14.1	$ 3.1	$ 10.2	$ 6.9	$ 10.3	$ 4.7
Less: Capital Expenditures	(0.7)	(1.0)	(0.4)	(0.7)	(2.2)	(1.9)
Less: Patent Application Costs	(0.1)	(0.1)	(0.1)	0.0	(0.1)	(0.2)
Adjusted Free Cash Flow	**$ 13.3**	**$ 2.0**	**$ 9.7**	**$ 6.2**	**$ 8.0**	**$ 2.6**

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

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ADJUSTED EBITDA RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Loss	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**
Depreciation & Amortization	1.8	1.8	1.7	1.8	1.6	1.5
Interest Expense	2.4	2.4	2.6	1.5	1.5	1.5
Loss on Extinguishment of Debt	0.0	0.0	0.0	8.2	0.0	0.0
Income Tax	0.3	(11.3)	0.0	0.0	(1.0)	0.1
EBITDA	**(3.0)**	**(12.0)**	**(4.2)**	**(7.9)**	**(14.5)**	**(5.5)**
Investigation, Restatement & Related	20.1	15.6	11.4	12.0	20.4	7.2
Revenue Transition[1]	(5.9)	(3.9)	(1.5)	(0.9)	(0.4)	(0.2)
Impairment of intangible assets	0.0	0.0	0.0	0.0	1.0	0.0
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2
Adjusted EBITDA[2]	**14.1**	**3.1**	**10.2**	**6.9**	**10.4**	**4.7**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, and indemnification costs under agreements with former officers and directors

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.
(2) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation and Restatement, (vii) the effect of the change in revenue recognition on net loss, (viii) impairment of intangible assets, and (ix) share-based compensation.

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